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EXHIBIT 99.1

OUTDOOR
CHANNEL
HOLDINGS, INC.
                                                                    NEWS RELEASE




Contacts:         William A. Owen, Chief Financial Officer
                  951.699.4749

                  Angie Yang
                  PondelWilkinson Inc.
                  Investor Relations
                  Corporate/Financial Communications
                  310.279.5980
                  investor@pondel.com
                  -------------------


  OUTDOOR CHANNEL HOLDINGS TO RESTATE 2004 THIRD QUARTER AND FULL YEAR RESULTS

            -- RESTATEMENT WILL HAVE NO ADVERSE IMPACT ON RESULTS --

 --CORRECTION PRIMARILY RELATED TO NON-CASH, NON-RECURRING COMPENSATION EXPENSE
  IN CONNECTION WITH SEPTEMBER 2004 ACQUISITION OF THE MINORITY INTEREST IN THE
                               OUTDOOR CHANNEL --


         TEMECULA, CALIFORNIA - MAY 10, 2005 - Outdoor Channel Holdings, Inc. (NASDAQ NMS: OUTD) today announced that the company will restate its consolidated financial statements included in its quarterly report on Form 10-Q for the quarter ended September 30, 2004 and in its annual report on Form 10-K for the year ended December 31, 2004. The company said the restatements reflect the effects of a decrease in the non-cash, non-recurring compensation expense resulting from a correction of the accounting treatment of certain of the options issued in connection with the acquisition of the remaining minority interest in The Outdoor Channel, Inc. (TOC) that it did not previously own (the TOC Merger) and to correct certain other information contained in the notes to the financials. As a result of the corrections, compensation expense decreased, and goodwill increased, by $4.2 million. Further, net deferred tax assets decreased by $1.7 million, and net loss decreased, and stockholders' equity increased, by $2.5 million.

         In addition, the company announced that it is reviewing certain other accounting matters relating to the issuance of stock options in the TOC Merger. Based on the outcome of this review, additional material non-cash changes to the company's financial statements for the fiscal quarters ended September 30, 2004 and December 31, 2004 may be required. The company currently believes, however, that if such additional material changes to the fiscal quarters ended September 30, 2004 and December 31, 2004 are ultimately required, that such changes will not, in the aggregate, result in an additional material change to the company's financial statements for the fiscal year ended December 31, 2004 after the restatements described in the previous paragraph above have been taken into account.

         "The restatements have no impact on the company's day-to-day operations," said Perry Massie, president and chief executive officer of Outdoor Channel Holdings. "The September 2004 acquisition of the remaining interest of The Outdoor Channel was an important milestone that simplified the corporate structure of our company, aligned the interests of the company with The Outdoor Channel, and better positioned the company to pursue strategic opportunities in a coordinated manner."



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         In September 2004, the company completed the acquisition of the remaining minority interest in The Outdoor Channel, Inc. that it did not previously own. In connection with such acquisition, each outstanding option to purchase shares of common stock of The Outdoor Channel, Inc. was exchanged for an option to purchase shares of common stock of the company. This exchange of stock options resulted in the company incurring a non-cash, non-recurring charge to compensation expense.

         After a recent review of the accounting for this exchange of options, the company realized that because one recipient of the company's options (who had previously been an employee of The Outdoor Channel, Inc.) was not an employee of The Outdoor Channel, Inc. at the time the acquisition was completed that the options issued by the company to this former employee should not have been included in the non-cash, non-recurring charge to compensation expense, but should instead have been accounted for as part of the purchase price of such acquisition which ultimately results in an increase in goodwill. Management and the company's Audit Committee discussed these issues with the company's independent registered public accounting firm, who concurred with the decision to restate the consolidated financial statements to correct the error.

         The company expects to file restatements of its consolidated financial statements for the quarter ended September 30, 2004 and for the year ended December 31, 2004 with the Securities and Exchange Commission as soon as possible pending the resolution of the other accounting matters discussed above. In light of the foregoing, the financial statements included in the previously filed 2004 third quarter Form 10-Q and in the 2004 Form 10-K should no longer be relied upon.

ABOUT OUTDOOR CHANNEL HOLDINGS, INC.
------------------------------------

         Outdoor Channel Holdings, Inc. owns and operates The Outdoor Channel, a national television network dedicated to providing the best in traditional outdoor programming to America's 82 million anglers, hunters and outdoor enthusiasts. The Outdoor Channel features approximately 100 weekly programs featuring hunting, fishing and shooting sports, as well as off road motor sports and other related lifestyle programming. Nielsen Media Research estimates The Outdoor Channel's universe, through a combination of cable and satellite dish subscribers, to be approximately 24.3 million homes for May 2005. The company also owns and operates related businesses that serve the interests of viewers of The Outdoor Channel and other outdoor enthusiasts, including LDMA-AU, Inc. (Lost Dutchman's) and Gold Prospector's Association of America, LLC. (GPAA).

SAFE HARBOR STATEMENT
---------------------

         The information contained in this news release may include forward-looking statements. The company's actual results could differ materially from those discussed in any forward-looking statements. The statements contained in this news release that are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation,



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regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provisions contained in those sections. Such forward-looking statements relate to, among other things: (1) the accounting treatment in connection with options exchanged in the TOC Merger and the expected impact thereof; (2) the filing of the restatements and the timing of such filings; (3) the outcome of the company's review of other accounting matters relating to the issuance of stock options and the impact of any changes related thereto; (4) Nielsen Media Research estimates regarding total households and cable and satellite homes subscribing to and viewers (ratings) of The Outdoor Channel; and
(5) other matters. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         These statements involve significant risks and uncertainties and are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to (1) the company's ability to resolve issues remaining concerning the accounting treatment of the options exchanged in the TOC Merger; (2) the company's ability to increase its subscriber base; (3) the impact from increasing launch support costs to increase distribution of The Outdoor Channel; (4) the placement of The Outdoor Channel in unpopular or more expensive packages; (5) the risk of cable and satellite service providers discontinuing carriage of The Outdoor Channel; (6) the company's ability to continue to manage its growth; (7) its ability to secure and retain national advertising accounts; (8) its ability to develop or distribute popular shows on The Outdoor Channel; (9) changes in methodology used to estimate the subscriber base of, and the ratings of programs on, The Outdoor Channel, or inaccuracies in such estimates; and (10) other factors. In assessing forward-looking statements contained herein, readers are urged to read carefully all cautionary statements contained in our filings with the Securities and Exchange Commission. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act and Section 21E of the Exchange Act.

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